8. Income Taxes	12 Months Ended
Dec. 31, 2013
Trust preferred securities prepayment by underlying bank
Income Taxes

The components of the net deferred tax asset, included in other assets, are as follows:

	2013	2012

Deferred tax assets:
Allowance for loan loss	$ 2,321	$ 2,532
Previous Years AMT	802	802
Loss on Other Equity Investments	51	51
NOL carry-forwards (20 year carry-forward period)	9,125	5,735
Other than temporary impairment charge on AFS securities	-	2,489
Net unrealized loss on securities available-for-sale	430	964
	12,729	12,573

Deferred tax liability:
Depreciation	(285)	(275)
	(285)	(275)
Deferred Tax Asset Valuation Allowance	(2,000)	(4,000)

Net deferred tax assets:	$ 10,444	$ 8,298

The components of income tax expense related to continuing operations are as follows:

	2013	2012

Federal:
Current	$ (735)	$ 114
Deferred	(1,944)	106

Total	$ (2,679)	$ 220

The Company’s income tax expense differs from the expected tax expense at the statutory federal rate of 34% as follows:

	2013	2012

Statutory rate applied to earnings (losses) before income taxes	$ (406)	$ 763
Tax exempt interest	(187)	(230)
Deferred Tax Valuation allowance	(2,000)	(170)
Other, net	(86)	(143)

Total	$ (2,679)	$ 220

Deferred tax assets represent the future tax benefit of deductible differences and, if it is more likely than not that a tax asset will not be realized, a valuation allowance is required to reduce the recorded deferred tax assets to net realizable value. As of December 31, 2011, in consideration of uncertainties regarding the timing of improvements in current economic conditions and management’s estimate of future tax liabilities, management provided an allowance of $4.17 million. As of December 31, 2013, management maintained an allowance of $2.0 million to reflect its estimate of net realizable value at that date. The expiration date range related to the utilization of the net operating losses (20 year period) is 2030 thru 2033.